Exhibit 99.2

scansource®

CFO COMMENTARY
Q4 FY 2019

Q4 FY19 Results:

NET SALES

$961 million

Forecast:
$970 million to
$1.03 billion

GAAP
DILUTED EPS

$0.45

Forecast:
$0.56 to $0.62

NON-GAAP
DILUTED EPS

$0.71

Forecast:
$0.80 to $0.86

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-K for the year ended June 30, 2019. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, August 20, 2019 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

FOURTH QUARTER AND FULL-YEAR SUMMARY

For fiscal year 2019, we delivered record net sales of $3.9 billion (up 1% Y/Y), GAAP EPS of $2.24 (up 74% Y/Y), and record non-GAAP EPS of $3.36 (up 8% Y/Y). For the full-year, we had 4% gross profit growth, and our gross profit margin increased to 11.7%.

We finished our fiscal year with disappointing fourth quarter results. We missed our forecast range for net sales and diluted EPS, primarily from lower sales volumes in our Worldwide Barcode, Networking and Security segment. Today, we announced plans to divest certain businesses outside of the United States, Canada and Brazil ("Planned Divestitures") to align our investments with higher-growth, higher-margin businesses. These Planned Divestitures had net sales of $623 million for fiscal year 2019 and at June 30, 2019 had working capital of $205 million.

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q4 FY19	Q3 FY19	Q4 FY18	Y/Y Change
Net sales	$960.8	$893.4	$993.9	-3%
Gross profit	$109.9	$110.0	$113.3	-3%
Gross profit margin %	11.4%	12.3%	11.4%	+2 bps
SG&A expenses	$78.0	$77.7	$76.8	+2%
Operating income	$20.0	$18.8	$19.8	+1%
Operating income %	2.1%	2.1%	2.0%	+9 bps
Non-GAAP operating income	$29.4	$29.7	$30.8	-4%
Non-GAAP operating income %	3.1%	3.3%	3.1%	-4 bps
GAAP net income	$11.6	$11.7	$10.4	+11%
Non-GAAP net income	$18.3	$19.8	$19.9	-8%
GAAP diluted EPS	$0.45	$0.45	$0.40	+13%
Non-GAAP diluted EPS	$0.71	$0.77	$0.77	-8%

- Net sales of $961 million (-3% Y/Y)
  - Organic growth of -2% Y/Y
  - Growth in Worldwide Communications and Services offset by declines in Worldwide Barcode, Networking and Security
  - Foreign currency translation negatively impacted sales by $15 million
- Gross profit margin of 11.4%, consistent with prior year
- Operating income increased 1% Y/Y
- Non-GAAP operating income of $29.4 million, down 4% Y/Y
- Operating income margin was 2.1%, and non-GAAP operating income margin was 3.1%
  - SG&A includes investments in North America to support the planned growth for fiscal year 2020
- GAAP EPS increased 13% Y/Y to $0.45, and non-GAAP EPS decreased 8% Y/Y to $0.71

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs and other non-GAAP items.

scansource.com 2 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q4 FY19	Q3 FY19	Q4 FY18
Net sales	$636.2	$596.9	$684.6
Gross profit	$56.4	$61.6	$62.4
Gross margin	8.9%	10.3%	9.1%
Operating income	$10.9	$16.9	$15.8
Operating income %	1.7%	2.8%	2.3%
Non-GAAP operating income	$12.9	$18.8	$16.6
Non-GAAP operating income %	2.0%	3.2%	2.4%


Net Sales, $ in millions
Y/Y Growth -7%
Y/Y Organic Growth -6%
$800
$700
$600
$500
$400
$300
$685
$655
$702
$597
$636
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19

- Net sales of $636 million, down 7% Y/Y
  - Organic growth of -6% Y/Y
  - Lower volume of big deals
  - Growth in physical security and in POS systems
- Gross profit margin of 8.9%, down 25 bps Y/Y
  - Prior quarter reflected higher vendor programs
- Operating income margin of 1.7% decreased 59 basis points Y/Y
- Non-GAAP operating income margin of 2.0% decreased 38 basis points Y/Y
  - Unfavorable operating performance for international business

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and restructuring costs.

scansource.com 3 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q4 FY19	Q3 FY19	Q4 FY18
Net sales	$324.7	$296.4	$309.3
Gross profit	$53.8	$48.5	$51.0
Gross margin	16.6%	16.3%	16.5%
Operating income	$9.4	$2.2	$4.0
Operating income %	2.9%	0.7%	1.3%
Non-GAAP operating income	$16.5	$10.9	$14.2
Non-GAAP operating income %	5.1%	3.7%	4.6%

Net Sales, $ in millions

Y/Y Growth 5%
Y/Y Organic Growth 7%


$400
$300
$200
$100
$-
$309
$318
$344
$296
$325
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19

- Net sales of $325 million, up 5% Y/Y
  - Organic growth of 7% Y/Y
  - Continued strong sales growth in Brazil
  - Intelisys net sales increased 13% Y/Y
- Gross profit margin of 16.6%, consistent with prior year
- Operating income margin of 2.9% increased 159 basis points Y/Y
- Non-GAAP operating income margin of 5.1% increased 47 basis points Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and restructuring costs.

scansource.com 4 August 20, 2019

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2019

FULL-YEAR HIGHLIGHTS

$ in millions, except EPS	FY19	FY18	Y/Y Change
Net sales	$3,873.1	$3,846.3	+1%
Gross profit	$452.6	$436.1	+4%
Gross profit margin %	11.7%	11.3%	+34 bps
SG&A expenses	$314.5	$297.5	+6%
Operating income	$90.0	$67.6	+33%
Operating income %	2.3%	1.8%	+56 bps
Non-GAAP operating income	$128.5	$124.0	+4%
Non-GAAP operating income %	3.3%	3.2%	+10 bps
GAAP net income	$57.6	$33.2	+74%
Non-GAAP net income	$86.4	$79.8	+8%
GAAP diluted EPS	$2.24	$1.29	+74%
Non-GAAP diluted EPS	$3.36	$3.11	+8%

- Record net sales of $3.87 billion
  - +2% Y/Y organic growth
  - Y/Y organic growth of -0.6% Barcode, Networking & Security and +8.6% for Communications & Services
- Gross profit margin increased 34 basis points to 11.7% from higher vendor programs
- Operating income, GAAP net income, and GAAP EPS include lower expense for change in fair value of contingent consideration
- Non-GAAP operating income (+4% Y/Y) grew faster than net sales growth (+1% Y/Y)
- For FY19, effective tax rate of 26.0%, including tax reform charges, and non-GAAP effective tax rate of 25.8%
- Non-GAAP EPS increased 8% Y/Y to a record $3.36

Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs, Brazil tax recovery, legal settlement and tax reform charges.

scansource.com 5 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

WORKING CAPITAL

$ in millions	Q4 FY19	Q3 FY19	Q4 FY18
Accounts receivable (Q/E)	$655.0	$597.3	$646.1
Days sales outstanding in receivables*	62	60	59
Inventory (Q/E)	$697.3	$760.7	$595.9
Inventory turns	4.7	4.3	6.0
Accounts payable (Q/E)	$558.1	$585.1	$562.6
Paid for inventory days*	20.5	24.2	6.8
Working capital (Q/E) (AR+INV–AP)	$794.2	$772.9	$679.5

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $794 million, up 17% Y/Y and up 3% Q/Q
- Working capital increased Y/Y, principally from higher inventory levels
- Days sales outstanding in receivables of 62 days
- Inventory turns of 4.7x, slower than the prior year and our typical range
  - Inventory turns decreased from prior year due to opportunistic inventory purchases during the year and lower-than-planned sales
  - Inventory up 17% Y/Y and down 8% Q/Q
- Paid for inventory days of 20.5 reflect higher inventory levels and timing of accounts payable

scansource.com 6 August 20, 2019

ScanSource, Inc.

CFO COMMENTARY
Q4 FY2019

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q4 FY19	Q3 FY19	Q4 FY18
Adjusted EBITDA (QTR)*	$33.6	$34.6	$35.2
Adjusted ROIC (QTR)*	10.6%	11.1%	12.5%
Adjusted EBITDA (FY)*	$146.6		$142.6
Adjusted ROIC (FY)*	12.0%		12.5%
Operating cash flow (QTR)	$(2.6)	$27.2	$31.0
Operating cash flow, trailing 12 months	$(27.1)	$6.5	$24.8
Cash and cash equivalents (Q/E)	$23.8	$20.4	$25.5
Debt (Q/E)	$360.5	$347.7	$249.4
Net debt to adjusted EBITDA, trailing 12 months*	2.3x	2.2x	1.6x
Shares repurchased – # of shares (QTR)	314,445	--	--
Shares repurchased – dollars (QTR)	$9.8	--	--
Remaining share repurchase authorization (as of Q/E)	$89.5	$99.4	$99.7

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $33.6 million, down 5% Y/Y, due to lower net sales and investments in the business
- Adjusted return on invested capital of 10.6% for the fiscal year
- Operating cash flow of -$2.6 million for the quarter and -$27.1 million for the fiscal year
  - Impacted by higher working capital levels
- Cash and cash equivalent balances of $23.8 million at 6/30/19, including $19 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 2.3x
- $9.8 million in share repurchases during the quarter; current share repurchase authorization expires in August 2019

scansource.com 7 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

Q1 FY20 OUTLOOK EXCLUDING RESULTS FOR PLANNED DIVESTITURES

For the quarter ending September 30, 2019:

GAAP NET SALES

Forecast Range:
$970 million to
$1.03 billion

Q1 FY19: Net sales $973 million

GAAP DILUTED EPS

Forecast Range:
$0.47 to $0.52
per share

Q1 FY19: GAAP diluted EPS $0.56

NON-GAAP NET SALES
Excluding Planned Divestitures

Forecast Range:
$830 million to
$890 million

Q1 FY19: Net sales excluding Planned Divestitures $813 million

NON-GAAP DILUTED EPS
Excluding Planned Divestitures

Forecast: Range
$0.70 to $0.75
per share

Q1 FY19: Non-GAAP diluted EPS excluding Planned Divestitures $0.89

- Outlook as of August 20, 2019
- Excludes operating results for Planned Divestitures (physical product distribution businesses in Europe, UK, Mexico, Colombia, Chile, Peru and Miami-based export operations)
- Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration and results from Planned Divestitures
- Forecast midpoint reflects 4% year-over-year organic sales growth
- Reflects the following FX rates: $0.26 to R$1.00 for the Brazilian real (R$3.85 to $1)
- Expects foreign currency translation to positively impact sales by approximately $2 million
- Assumes interest expense will be approximately $4.4 million for Q1 FY20
- Assumes an effective tax rate excluding Planned Divestitures of 25% to 26% for Q1 FY20, excluding discrete items

scansource.com 8 August 20, 2019

ScanSource, Inc. CFO COMMENTARY Q4 FY2019 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected sales, Planned Divestitures, GAAP obligation to update or revise any forward- diluted earnings per share (“EPS”), non-GAAP looking statements, whether as a result of new diluted EPS, operating cash flow, foreign information, future events, or otherwise, currency rates, tax rates and interest expense except as may be required by law. that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future NON-GAAP FINANCIAL INFORMATION events and other statements that are not In addition to disclosing results that are descriptions of historical facts. Forward- determined in accordance with United States looking information is inherently subject to Generally Accepted Accounting Principles risks and uncertainties. (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP Any number of factors could cause actual operating income, non-GAAP operating results to differ materially from anticipated or income margin, non-GAAP net income, non- forecasted results, including but not limited to, GAAP diluted EPS, non-GAAP net sales, our ability to complete the Planned adjusted EBITDA, ROIC and net sales Divestitures on acceptable terms or at all, excluding the impact of foreign currency changes in our operating strategy, changes in translation and acquisitions (organic growth). interest and exchange rates and regulatory A reconciliation of the Company's non-GAAP regimes impacting our international financial information to GAAP financial operations, the impact of tax reform laws, the information is provided in the Appendix and in failure of acquisitions to meet our the Company’s Form 8-K, filed with the SEC, expectations, the failure to manage and with the quarterly earnings press release for implement our organic growth strategy, credit the period indicated. risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2018, filed with the Securities and Exchange Commission (“SEC”). scansource.com 9 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)	Quarter Ended June 30, 2019			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 20,022	$ 16,238	$ 11,578	$ 0.45
Adjustments:				
Amortization of intangible assets	5,024	5,024	3,802	0.15
Change in fair value of contingent consideration	3,665	3,665	2,780	0.11
Acquisition costs (a)	230	230	230	0.01
Restructuring costs	483	483	342	0.01
Tax recovery, net	-	-	(387)	(0.02)
Non-GAAP measure	$ 29,424	$ 25,640	$ 18,345	$ 0.71

	Quarter Ended March 31, 2019			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 18,804	$ 15,795	$ 11,715	$ 0.45
Adjustments:				
Amortization of intangible assets	5,005	5,005	3,789	0.15
Change in fair value of contingent consideration	5,101	5,101	3,619	0.14
Acquisition costs (a)	222	222	222	0.01
Restructuring costs	592	592	443	0.02
Non-GAAP measure	$ 29,724	$ 26,715	$ 19,788	$ 0.77

	Quarter Ended June 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 19,759	$ 18,043	$ 10,388	$ 0.40
Adjustments:				
Amortization of intangible assets	5,056	5,056	3,521	0.14
Change in fair value of contingent consideration	8,448	8,448	5,679	0.22
Tax recovery and related interest income	(2,466)	(3,119)	(2,058)	(0.08)
Tax reform charges (b)	-	-	2,345	0.09
Non-GAAP measure	$ 30,797	$ 28,428	$ 19,875	$ 0.77

(a) Acquisition costs are nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 10 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – FY

($ in thousands)	Fiscal Year Ended June 30, 2019			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 89,964	$ 77,908	$ 57,597	$ 2.24
Adjustments:				
Amortization of intangible assets	19,732	19,732	14,956	0.58
Change in fair value of contingent consideration	15,200	15,200	11,294	0.44
Acquisition costs (a)	1,218	1,218	1,218	0.05
Restructuring costs	2,402	2,402	1,740	0.07
Tax recovery, net	-	-	(387)	(0.02)
Non-GAAP measure	$ 128,516	$ 116,460	$ 86,418	$ 3.36

	Fiscal Year Ended June 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 67,639	$ 60,925	$ 33,153	$ 1.29
Adjustments:				
Amortization of intangible assets	20,657	20,657	14,021	0.55
Change in fair value of contingent consideration	37,043	37,043	24,697	0.96
Acquisition costs (a)	172	172	172	0.01
Legal settlement, net of attorney fees	952	952	771	0.03
Tax recovery and related interest income	(2,466)	(3,119)	(2,058)	(0.08)
Tax reform charges and tax settlement (b)	-	-	9,034	0.35
Non-GAAP measure	$ 123,997	$ 116,630	$ 79,790	$ 3.11

(a) Acquisition costs are nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 11 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended June 30, 2019:			
Q4 FY19 net sales, as reported	$ 636,172	$ 324,661	$ 960,833
Foreign exchange impact (a)	7,199	7,489	14,688
Q4 FY19 net sales, constant currency	643,371	332,150	975,521
Less: Acquisitions	-	(2,042)	(2,042)
Q4 FY19 net sales, constant currency excluding acquisitions	$ 643,371	$ 330,108	$ 973,479
Q4 FY18 net sales, as reported	$ 684,552	$ 309,300	$ 993,852
Less: Acquisitions	-	-	-
Q4 FY18 net sales, excluding acquisitions	$ 684,552	$ 309,300	$ 993,852
Y/Y % Change:			
As reported	-7.1%	5.0%	-3.3%
Constant currency	-6.0%	7.4%	-1.8%
Constant currency, excluding acquisitions (organic growth)	-6.0%	6.7%	-2.0%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2019 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended June 30, 2018.

scansource.com 12 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – FY

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the fiscal year ended June 30, 2019:			
FY 2019 net sales, as reported	$ 2,589,837	$ 1,283,274	$ 3,873,111
Foreign exchange impact (a)	33,318	45,655	78,973
FY 2019 net sales, constant currency	2,623,155	1,328,929	3,952,084
Less: Acquisitions	(23,465)	(7,261)	(30,726)
FY 2019 net sales, constant currency excluding acquisitions	$ 2,599,690	$ 1,321,668	$ 3,921,358
FY 2018 net sales, as reported	$ 2,628,988	$ 1,217,272	$ 3,846,260
Less: Acquisitions	(14,553)	-	(14,553)
FY 2018 net sales, excluding acquisitions	$ 2,614,435	$ 1,217,272	$ 3,831,707
Y/Y % Change:			
As reported	-1.5%	5.4%	0.7%
Constant currency	-0.2%	9.2%	2.8%
Constant currency, excluding acquisitions (organic growth)	-0.6%	8.6%	2.3%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2019 into U.S. dollars using the weighted average foreign exchange rates for the fiscal year ended June 30, 2018.

scansource.com 13 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended June 30, 2019 WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	FY19 Consolidated
Net sales	$ 636,172	$ 324,661	$ -	$ 960,833	$ 3,873,111
GAAP operating income	10,901	9,351	(230)	20,022	89,964
Adjustments:					
Amortization of intangible assets	1,968	3,057	-	5,024	19,732
Change in fair value of contingent consideration	-	3,665	-	3,665	15,200
Acquisition costs	-	-	230	230	1,218
Restructuring costs	86	397	-	483	2,402
Non-GAAP operating income	$ 12,954	$ 16,469	$ -	$ 29,424	$ 128,516
GAAP operating income % (of net sales)	1.71%	2.88%	n/m	2.08%	2.32%
Non-GAAP operating income % (of net sales)	2.04%	5.07%	n/m	3.06%	3.32%

($ in thousands)	Quarter Ended March 31, 2019 WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 596,913	$ 296,444	$ -	$ 893,357
GAAP operating income	16,865	2,161	(222)	18,804
Adjustments:				
Amortization of intangible assets	1,968	3,037	-	5,005
Change in fair value of contingent consideration	-	5,101	-	5,101
Acquisition costs	-	-	222	222
Restructuring costs	-	592	-	592
Non-GAAP operating income	$ 18,833	$ 10,891	$ -	$ 29,724
GAAP operating income % (of net sales)	2.83%	0.73%	n/m	2.10%
Non-GAAP operating income % (of net sales)	3.16%	3.67%	n/m	3.33%

($ in thousands)	Quarter Ended June 30, 2018 WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	FY18 Consolidated
Net sales	$ 684,552	$ 309,300	$ -	$ 993,852	$ 3,846,260
GAAP operating income	15,768	3,991	-	19,759	67,639
Adjustments:					
Amortization of intangible assets	2,309	2,747	-	5,056	20,657
Change in fair value of contingent consideration	-	8,448	-	8,448	37,043
Acquisition costs	-	-	-	-	172
Tax recovery	(1,512)	(954)	-	(2,466)	(2,466)
Legal settlement, net of attorney fees	-	-	-	-	952
Non-GAAP operating income	$ 16,565	$ 14,232	$ -	$ 30,797	$ 123,997
GAAP operating income % (of net sales)	2.30%	1.29%	n/m	1.99%	1.76%
Non-GAAP operating income % (of net sales)	2.42%	4.60%	n/m	3.10%	3.22%

n/m = not meaningful

scansource.com 14 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)

	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19	Q4 FY18
Adjusted return on invested capital (ROIC), annualized (a)	10.6%	11.1%	13.3%	12.9%	12.5%
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 11,578	$ 11,715	$ 19,982	$ 14,322	$ 10,388
Plus:					
Interest expense	3,966	3,670	3,119	2,627	2,494
Income taxes	4,660	4,080	6,668	4,902	7,655
Depreciation and amortization	9,053	9,363	8,935	9,268	9,291
EBITDA	29,257	28,828	38,704	31,119	29,828
Adjustments:					
Change in fair value of contingent consideration	3,665	5,101	1,850	4,584	8,448
Acquisition costs	230	222	414	353	-
Restructuring costs	483	456	-	1,328	-
Tax recovery and related interest income	-	-	-	-	(3,119)
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 33,635	$ 34,607	$ 40,968	$ 37,384	$ 35,157
Invested Capital Calculation					
Equity - beginning of the quarter	$ 911,063	$ 899,503	$ 877,897	$ 866,376	$ 877,796
Equity - end of quarter	914,129	911,063	899,503	877,897	866,376
Adjustments:					
Change in fair value of contingent consideration, net of tax	2,780	3,619	1,408	3,487	5,679
Acquisition costs, net of tax	230	222	414	353	-
Restructuring costs, net of tax	342	334	-	955	-
Tax recovery and related interest income, net of tax	(387)	-	-	-	(2,058)
Tax reform charges	-	-	-	-	2,345
Average equity	914,079	907,371	889,611	874,535	875,069
Average funded debt (b)	355,932	357,443	333,138	272,277	253,393
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,270,011	$ 1,264,814	$ 1,222,749	$ 1,146,812	$ 1,128,462

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 15 August 20, 2019

ScanSource, Inc. CFO COMMENTARY Q4 FY2019 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Average Return on Invested Capital – FY ($ in thousands) Fiscal Year ended June 30, 2019 2018 Adjusted return on invested capital (ROIC), annualized (a) 12.0% 12.5% Reconciliation of Net Income to Adjusted EBITDA Net income - GAAP $ 57,597 $ 33,153 Plus: Interest expense 13,382 9,149 Income taxes 20,311 27,772 Depreciation and amortization 36,619 37,495 EBITDA 127,909 107,569 Adjustments: Change in fair value of contingent consideration 15,200 37,043 Acquisition costs 1,218 172 Restructuring costs 2,267 - Legal settlement, net of attorney fees - 952 Tax recovery and related interest income - (3,119) Adjusted EBITDA (numerator for ROIC)(non-GAAP) $ 146,594 $ 142,617 Invested Capital Calculation Equity - beginning of the quarter $ 866,376 $ 837,145 Equity - end of quarter 914,129 866,376 Adjustments: Change in fair value of contingent consideration, net of tax 11,294 24,697 Acquisition costs, net of tax 1,218 172 Restructuring costs, net of tax 1,631 - Legal settlement, net of attorney fees, net of tax - 771 Tax recovery and related interest income, net of tax (387) (2,058) Tax reform charges and tax settlement - 9,034 Average equity 897,131 868,069 Average funded debt (b) 329,473 276,233 Invested capital (denominator for ROIC)(non-GAAP) $ 1,226,604 $ 1,144,302 (a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures. (b) Average daily amounts outstanding on short-term and long-term interest-bearing debt. scansource.com 16 August 20, 2019

ScanSource, Inc.
CFO COMMENTARY
Q4 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18
Debt (Q/E)	$360,506	$347,672	$372,410	$281,859	$249,429	$282,158	$360,932	$285,763
Less: Cash and cash equivalents (Q/E)	(23,818)	(20,400)	(22,749)	(18,858)	(25,530)	(35,361)	(35,435)	(23,616)
Net debt (Q/E)	$336,688	$327,272	$349,661	$263,000	$223,899	$246,797	$325,497	$262,147

Reconciliation of Net Income to Adjusted EBITDA	Q4 FY19	Q3 FY19	Q2 FY19	Q1 FY19	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18
Net income - GAAP	$ 11,578	$ 11,715	$ 19,982	$ 14,322	$ 10,388	$ 10,649	$ 7,969	$ 4,147
Plus:								
Interest expense	3,966	3,670	3,119	2,627	2,494	2,784	2,285	1,585
Income taxes	4,660	4,080	6,668	4,902	7,655	5,143	12,341	2,633
Depreciation and amortization	9,053	9,363	8,935	9,268	9,291	9,438	9,901	8,864
EBITDA	29,257	28,828	38,704	31,119	29,828	28,014	32,496	17,229
Adjustments:								
Change in fair value of contingent consideration	3,665	5,101	1,850	4,584	8,448	4,801	6,913	16,881
Acquisition costs	230	222	414	353	-	-	-	172
Restructuring costs	483	456	-	1,328	-	-	-	-
Legal settlement, net of attorney fees	-	-	-	-	-	-	-	952
Tax recovery and related interest income	-	-	-	-	(3,119)	-	-	-
Adjusted EBITDA (non-GAAP)	$ 33,635	$ 34,607	$ 40,968	$ 37,384	$ 35,157	$ 32,815	$ 39,409	$ 35,234
Adjusted EBITDA, TTM (a)	$ 146,594	$ 148,116	$ 146,324	$ 144,765	$ 142,617	$ 138,418	$ 134,794	$ 128,015
Net Debt / Adjusted EBITDA, TTM (a)	2.3x	2.2x	2.4x	1.8x	1.6x	1.8x	2.4x	2.0x

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 17 August 20, 2019

ScanSource, Inc. CFO COMMENTARY Q4 FY2019 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q1 FY20 Outlook Excluding Planned Divestitures ($ in thousands) Forecast for Quarter ending September 30, 2019 Range Low Range High Net sales, reported $ 970,000 $ 1,030,000 Adjustments: Net sales for planned divestitures (140,000) (140,000) Net sales, excluding planned divestitures $ 830,000 $ 890,000 GAAP diluted EPS $ 0.47 $ 0.52 Adjustments: Amortization of intangible assets 0.13 0.13 Change in fair value of contingent consideration 0.05 0.05 Results for planned divestitures(a) 0.05 0.05 Non-GAAP diluted EPS $ 0.70 $ 0.75 (a) Reflects operating results for planned divestitures and does not include any non-cash charges from write-downs or costs associated with a sale or liquidation of the businesses and their assets scansource.com 18 August 20, 2019